SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Texas                         333-73524-01                  03-0495202
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2002-AR1

On August 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR1 relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        17,090,229.71    5.168778%     1,637,939.05     72,957.06    1,710,896.10       0.00     655.95
                        2A1        58,981,411.54    5.475250%    12,361,629.46    266,807.83   12,628,437.29       0.00   2,307.16
Residual                2AR                 0.00    5.475250%             0.00          0.00            0.00       0.00       0.00
                        3A1        15,716,709.44    5.445187%     4,568,969.47     67,916.01    4,636,885.48       0.00   3,401.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,057,375.69    5.420963%       219,516.26     13,621.49      233,137.74       0.00     190.11
                        B2          1,054,472.52    5.420963%        75,709.98      4,697.98       80,407.96       0.00      65.57
                        B3            843,379.81    5.420963%        60,553.76      3,757.50       64,311.25       0.00      52.44
                        B4            316,143.55    5.420963%        22,698.76      1,408.51       24,107.27       0.00      19.66
                        B5            422,185.43    5.420963%        30,312.46      1,880.96       32,193.41       0.00      26.25
                        B6            316,815.47    5.420963%        22,747.01      1,411.50       24,158.51       0.00      19.70
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         97,798,723.14     -           19,000,076.20    434,458.83   19,434,535.03     -        6,737.85
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        15,452,290.66            655.95
                                2A1        46,619,782.08          2,307.16
Residual                        2AR                 0.00              0.00
                                3A1        11,147,739.96          3,401.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,837,859.43            190.11
                                B2            978,762.54             65.57
                                B3            782,826.05             52.44
                                B4            293,444.78             19.66
                                B5            391,872.97             26.25
                                B6            294,068.46             19.70
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         78,798,646.94          6,737.85
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    17,090,229.71     5.168778% 32051DPY2    48.143526      2.144408    454.185252
                           2A1    58,981,411.54     5.475250% 32051DPZ9    84.956733      1.833668    320.399863
Residual                   2AR             0.00     5.475250% 32051DQB1     0.000000      0.000799      0.000000
                           3A1    15,716,709.44     5.445187% 32051DQA3   168.069504      2.498290    410.069522
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,057,375.69     5.420963% 32051DQC9    71.155999      4.415392    919.889604
                           B2      1,054,472.52     5.420963% 32051DQD7    71.155999      4.415392    919.889604
                           B3        843,379.81     5.420963% 32051DQE5    71.155999      4.415392    919.889604
                           B4        316,143.55     5.420963% 32051DPV8    71.155999      4.415392    919.889604
                           B5        422,185.43     5.420963% 32051DPW6    71.155999      4.415392    919.889604
                           B6        316,815.47     5.420963% 32051DPX4    71.156008      4.415393    919.889717
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      97,798,723.14       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        16,438,433.06    50,423,699.96    11,936,513.88
Loan count                     36              107               28
Avg loan rate           5.442778%        5.706250%        5.696187%
Prepay amount        1,619,396.19    12,748,319.87     4,555,330.38

                          Total
                          -----
Prin balance        78,798,646.90
Loan count                    171
Avg loan rate                5.66
Prepay amount       18,923,046.44

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         2,536.87         6,605.98         2,000.00
Sub servicer fees            0.00             0.00             0.00
Trustee fees                90.39           316.08            82.53


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        11,142.85
Sub servicer fees            0.00
Trustee fees               488.99


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.270314%           100.000000%             91,788,350.68
   -----------------------------------------------------------------------------
   Junior            5.729686%             0.000000%              5,578,834.23
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           19,434,535.03         19,434,535.03
Principal remittance amount           19,000,076.20         19,000,076.20
Interest remittance amount               434,458.83            434,458.83